Exhibit 10.2

Arch Capital Holdings Ltd.

Arch Capital Group Ltd.

Wessex House
45 Reid Street
Hamilton HM 12, Bermuda

October 5, 2004

Protective Underwriting Services, Inc.

c/o Wand Partners Inc.

489 Fifth Avenue, 21st Floor

New York, NY 10017

Re:  Waiver

Gentlemen:

Pursuant to Section 10.08 of the Stock Purchase Agreement, dated as of May 13, 2004, as amended (the “Agreement”), by and among Protective Underwriting Services, Inc. (“Purchaser”), Arch Capital Holdings Ltd. (“Seller”) and Arch Capital Group Ltd. (“Arch Parent”), Seller, Arch Parent and Purchaser hereby agree to extend the time by which the Closing (as defined in the Agreement) must occur, before triggering the right by either Seller or Purchaser to terminate the Agreement pursuant to Section 7.01(e) of the Agreement, to December 31, 2004.  Other than as specifically set forth above, no terms or provisions of the Agreement shall be amended, modified or waived by this letter.

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Please confirm your agreement to the above by signing in the space provided below and return to us an executed copy of this letter.

Sincerely,

ARCH CAPITAL HOLDINGS LTD.

By:	/s/ John D. Vollaro
Name: John D. Vollaro
Title: President

ARCH CAPITAL GROUP LTD.

By:	/s/ John D. Vollaro
Name: John D. Vollaro
Title: Executive Vice President and Chief Financial Officer

AGREED AND APPROVED
As of the date hereof:

PROTECTIVE UNDERWRITING SERVICES, INC.

By:	/s/ Bruce W. Schnitzer
Name: Bruce W. Schnitzer
Title: President